Corporate Presentation September 2017 | Soleno Therapeutics

Certain Notices and Disclaimers Forward-Looking Statements This presentation contains forward-looking statements that are subject to many risks and uncertainties. Forward looking statements appear in a number of places throughout this presentation and include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things, our ongoing and planned product development and clinical trials; the timing of, and our ability to make, regulatory filings and obtain and maintain regulatory approvals for our product candidates; our intellectual property position; the degree of clinical utility of our products, particularly in specific patient populations; our ability to develop commercial functions; expectations regarding product launch and revenue; our results of operations, cash needs, and spending of the proceeds from this offering; financial condition, liquidity, prospects, growth and strategies; the industry in which we operate; and the trends that may affect the industry or us. We may, in some cases, use terms such as “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or other words that convey uncertainty of future events or outcomes to identify these forward- looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this presentation, we caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward-looking statements contained in this presentation. You should also read carefully the factors described in the “Risk Factors” section and other parts of our Quarterly Report on Form 10-Q, available at www.sec.gov, in order to better understand the risks and uncertainties inherent in our business and underlying any forward-looking statements. As a result of these factors, we cannot assure you that the forward-looking statements in this presentation will prove to be accurate. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified timeframe, or at all. Any forward-looking statements that we make in this presentation speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events. | © 2017 Soleno Therapeutics 2

Investment Highlights | © 2017 Soleno Therapeutics 3 Capnia and Essentialis Merger Compelling product profile Addresses hallmark symptoms of PWS, including hyperphagia Phase III ready Established, decades-long safety profile Strong IP Financing concurrent with completed merger Adequate to advance DCCR into Phase III program Multiple downstream orphan indications Hypothalamic obesity, Smith- Magenis syndrome New Lead Asset DCCR Financed Through Key Milestones Longer-Term Pipeline Opportunities Strong Leadership Highly experienced management team Expertise in drug development for rare and orphan diseases Creating a rare disease therapeutics company Initial focus on PWS, a high unmet need indication with no approved treatments Merger completed

Leadership Team • Anish Bhatnagar, M.D. Chief Executive Officer • Jonathan Wolter Interim Chief Financial Officer • Neil M. Cowen, Ph.D. Senior VP, Drug Development • Kristen Yen, M.S. VP of Clinical Operations • Patricia C. Hirano, M.P.H. Head of Regulatory Affairs & Quality | © 2017 Soleno Therapeutics 4 Essentialis

Prader-Willi Syndrome (PWS) • Complex genetic neurobehavioral/metabolic disorder due to the loss or lack of expression of a set of genes on chromosome 15 • Afflicts about 1:15,000-1:25,000 individuals • Elevated mortality rates • Highest unmet needs – Hyperphagia – Aggressive behaviors – Body composition • PWS families have low QOL – Normal siblings show high rates of PTSD | © 2017 Soleno Therapeutics 5

Diazoxide – Long History of Safe Use DCCR – Extensive Pre-Clinical and Clinical Data • Diazoxide I.V., Oral suspension and Capsule – KATP channel agonist approved in 1976 – Previously used as IV treatment for malignant hypertension – BID/TID oral suspension for the treatment of hypoglycemia due to hyperinsulinism in infants, children and adults - remains global standard of care • Diazoxide Choline Controlled-Release (DCCR) Tablet – QD tablet formulation of choline salt of diazoxide – Characterized in 5 Phase I and 3 Phase II studies in obese, dyslipidemic and PWS subjects – More than 210 treated subjects – Protected by multiple issued patents, including composition of matter | © 2017 Soleno Therapeutics 6 Diazoxide Choline

Proglycem Challenges in the Treatment of PWS • Proglycem has not been approved for use in PWS – Use in PWS blocked by allowed DCCR patent claims • Proglycem product is a TID/BID oral suspension with a long bitter aftertaste – There are challenges with the uniformity of dosing with the oral suspension – Rapid absorption leads to high Cmax • Several of the most common adverse events are Cmax-associated | © 2017 Soleno Therapeutics 7 0 2 4 6 8 10 12 14 16 0 6 12 18 24 30 36 42 48 54 60 66 72 78 84 90 96 102 108 114 120 Time (hr) Di az ox id e (µ g/ m L) Diazoxide Choline Tablet Diazoxide Oral Suspension • Soleno conceived of and patented the use in PWS • DCCR will be more convenient, and potentially safer than Proglycem – In order to facilitate independence of PWS patients, QD dosing is critical

Orexigenic Signals: Ghrelin Anorexigenic Signals: Leptin, Insulin KATP Channels Snord116 Deletion • Increased activation of orexigenic pathways • Reduced activation of anorexic pathways Mechanism of Action 8 • Appetite controlled by 2 sets of neurons in the hypothalamus that express KATP channels – NPY/AgRP – secrete NPY and AgRP, appetite stimulatory neuropeptides – POMC – secretes POMC, an appetite suppressive neuropeptide • NPY expression is elevated in PWS – Loss of SNORD116 in the PWS critical region on chromosome 15 results in hyperphagia • DCCR agonizes KATP channels in NPY/AgRP neurons – Reduces secretion of NPY and AgRP, thereby reducing hyperphagia HYPERPHAGIA

PC025 Pilot Study in PWS • Randomized, Withdrawal, Single-Center Study of DCCR in overweight or obese, genetically-confirmed PWS patients ages 10 to 22 years – Included subjects with mild hyperphagia (Baseline hyperphagia score < 13) and with moderate-to-severe hyperphagia (Baseline hyperphagia score ≥ 13) | © 2017 Soleno Therapeutics 9 Screening Open Label Treatment Phase (Baseline to Visit 7) N=13 Double-Blind, Placebo-Controlled, Randomized Withdrawal Phase (Visit 7 to Visit 8) N=11 4 weeks 10 weeks 4 weeks Patients escalated from 1.5 mg/kg to 4.2 mg/kg Continue on last DCCR dose or placebo equivalent 5 subjects who completed the double-blind randomized withdrawal phase elected to enroll in a subsequent 6-month open-label extension study

Hyperphagia Response During Open-Label Treatment Greater at Highest Dose and Moderate-Severe Hyperphagia | © 2017 Soleno Therapeutics 10 Presented by Soleno 10th International Meeting of Pediatric Endocrinology 14 Sep 2017 -10 -8 -6 -4 -2 0 Overall (n=11) Moderate - Severe Hyperphagia (n=6) Dose ≥ 4.2 mg/kg (n=4) Moderate - Severe Hyperphagia, Dose ≥ 4.2 mg/kg (n=3) M e a n Ch a n g e f ro m B a s e lin e p=0.0055

Placebo Reverses DCCR Treatment Effect Patients with Moderate-Severe Hyperphagia | © 2017 Soleno Therapeutics 11 -40% -30% -20% -10% 0% 0 14 28 42 56 70 84 98 DCCR (n = 3) Placebo (n = 3) Study Day M e d ia n P e rce n t Ch a n g e f ro m B a s e lin e Visit 8 Visit 7

Hyperphagia Questionnaires

Comparison of HQ-CT to Modified Dykens Used in PC025

	Question
Both versions	How upset did the person generally become when denied a desired food?
	How often did the person try to bargain or manipulate to get more food at meals?
	How often did the person forage through trash for food?
	How often did the person get up at night to food seek?
	How persistent was the person in asking or looking for food after being told "no" or "no more"?
	How often did the person try to sneak or steal food (that you are aware of)?
HQ-CT	Outside of normal meal times, how much time did the person generally spend asking or talking about food?
	When others tried to stop the person from asking about food, how distressed did he or she generally appear?
	How often did food-related behavior interfere with the person's normal daily activities, such as self-care, recreation, school, or work?
PC025	Once your child has food on their mind, how easy is it for you or others to re-direct your child away from food to other things?
	How clever or fast is your child in obtaining food?
	How variable is you child's preoccupations or interests in food?

12 | © 2017 Soleno Therapeutics

SOLENO THERAPEUTICS

Response to 6 Common Hyperphagia Questions 2 Doses of Beloranib (ZAF-311) and DCCR (PC025) | © 2017 Soleno Therapeutics 13 -2.0 -1.5 -1.0 -0.5 0.0 Upset when denied food Bargain for food Forage in trash Up at night Persistent asking for food Steal food Response by HQ-CT question DCCR ≥ 4.2 mg BL ≥ 13 DCCR Overall B 2.4 B 1.8 Approximate comparison based on Figure 2a (Diabetes Obes Metab. 2017 May 29. doi: 10.1111/ dom.13021) for beloranib and actual DCCR data (PC025 mean change from baseline-Visit 7) mg mg

DCCR Impacts Body Fat and Lean Body Mass | © 2017 Soleno Therapeutics 14 Presented by Soleno 10th International Meeting of Pediatric Endocrinology 14 Sep 2017 -2500 -1250 0 1250 2500 3750 M e a n Ch a n g e f ro m B a s e lin e ( g ) Overall (n=11) Dose ≥ 4.2 mg/kg (n=4) p=0.02 p=0.003 p=0.059 p=0.02 Body Fat Lean Body Mass 0% 5% 10% 15% 20% Overall Dose ≥ 4.2 mg/kg M e a n P e rce n t Ch a n g e f ro m B a s e lin e Lean Body Mass / Body Fat Ratio p=0.004 p=0.059

Waist Circumference Significant Reduction from Baseline-V7 | © 2017 Soleno Therapeutics 15 • Reduction consistent with a loss of visceral fat. 106 108 110 112 114 Baseline (n = 11) Visit 7 (n = 11) Waist Circumference (cm) - 3.45 cm (p=0.006) Presented by Soleno 10th International Meeting of Pediatric Endocrinology 14 Sep 2017

DCCR Reduces Aggressive Behaviors | © 2017 Soleno Therapeutics 16 Presented by Soleno 10th International Meeting of Pediatric Endocrinology 14 Sep 2017 0 2 4 6 8 Screaming/Yelling Throwing Objects Aggressive/Violent Actions Foul Language Destructive Threatens to Hurt Others OVERALL Baseline Visit 7 Number of Subjects (n = 10) p = 0.011

DCCR Impacts CV Risk Factors | © 2017 Soleno Therapeutics 17 -0.6 -0.4 -0.2 0 0.2 Triglycerides Total-C LDL-C HDL-C Non-HDL-C Mean Change from Baseline to V7 (mmol/L) p=0.039 p=0.244 p=0.030 p=0.088 p=0.169 Presented by Soleno 10th International Meeting of Pediatric Endocrinology 14 Sep 2017

DCCR Safety Consistent with Long History of Safe Use of Diazoxide • Safety profile of Proglycem in chronic use is well-known • In the development of DCCR, there have been no new safety findings – Most common adverse events include hyperglycemia and peripheral edema • Doses of DCCR that will continue in development are at the low end or below the labeled range for Proglycem • More than 120,000 patient-years of chronic use | © 2017 Soleno Therapeutics 18

FDA Guidance Meeting (May 2017) • FDA supported change in hyperphagia score (without a change in weight) compared to placebo as the primary endpoint for the planned Phase III study. • Dosing paradigm proposed for the Phase III study was acceptable. • FDA proposed and Soleno agreed that the duration of the randomized double-blind placebo controlled study should be shorter (3-4 months). • Safety information about DCCR could be obtained in a long-term, safety extension study. • There was agreement on several other aspects of the study and the overall development program, and additional regulatory input is being sought on others. | © 2017 Soleno Therapeutics 19

EMA Scientific Advice (September 2017) • EMA support change in hyperphagia score compared to placebo as the primary endpoint for the Phase III program • Single Phase III study acceptable • Treatment of children with hyperphagia acceptable without additional toxicology study(ies) • Dosing paradigm proposed was acceptable • There was agreement on several other aspects of the study and on the overall development program | © 2017 Soleno Therapeutics 20

Phase III Proposed Study Design

- C601: Multi-center, randomized, double-blind, placebo-controlled, parallel arm study in patients with PWS (Phase III)
- C602: Open label safety extension study

C601
~100 patients at
10-12 sites in the US

C602

3-4 months placebo-controlled treatment

9-month open-label safety study

- Patients will be randomized in a 2:1 ratio to DCCR or placebo
  - Mod-severe hyperphagia, target dose ~4.2 mg/kg
- Expected study start Q4 2017, 9 - 12 months duration
- Primary endpoint – change in hyperphagia compared to placebo
- All patients completing C601 are eligible to enroll in C602

21 | © 2017 Soleno Therapeutics

SOLENO THERAPEUTICS

DCCR Estimated Development Timeline | © 2017 Soleno Therapeutics 22 2017 2018 2019 CMC, Pharm/Tox, Clin Pharm Phase III study Open label Extension FDA guidance meeting NDA Submission Topline data from Phase III EMA Scientific Advice

Extensive IP Protection • Issued/Granted Patents – US: 5; EU: 3; JP: 1; – Also in China, India, Canada and Australia – Several pending applications – Expire in 2026 to 2035 – Covers composition of matter, formulations, combinations, method of use and method of manufacture • Protection in PWS – In addition to the protection of the product, our filings cover method of use of any KATP channel activator, diazoxide and DCCR in PWS – Newly issued patent based on data from PC025 extends protection to 2035 | © 2017 Soleno Therapeutics 23

Pipeline – Orphan Opportunities | © 2017 Soleno Therapeutics 24 Product Indication US Population Estimate DCCR Prader-Willi syndrome 12,500 – 21,000a Potential Upside Opportunities for DCCR DCCR Hypothalamic Obesity 3,750 – 9,700b DCCR Smith-Magenis Syndrome 12,500 – 21,000c a Pediatrics 2011 127:195-204 b Front Endocrin 2011 2:1-8 & Orphanet J Rare Dis 2007 2:18 c Am J Hum Genet 1991 49(6):1207-1218 Orphan drug designation was granted for PWS in the US in May 2014

Hypothalamic Obesity • Intractable weight gain and endocrine complications following damage to the hypothalamus • Most frequently follows excision of a cranial tumor, particularly craniopharyngioma • Often evident within 1-2 months of surgery • Dramatically reduced resting and voluntary energy expenditure • No currently approved treatments • Prevalence 1:50,000, with more than 50% being children and adolescents | © 2017 Soleno Therapeutics 25 Weight change in adolescent hypothalamic obesity patients treated for 6 months with diazoxide and metformin Inter J Pediatric Endocrin 2011:417949 0 1 2 3 4 5 6 7 8 9 10 W e igh t Ch a nge ( k g ) 6 mo interval prior to DZ trt 6 mo DZ-Met treatment N=9, p=0.004

Smith-Magenis Syndrome (SMS) • Complex genetic neurobehavioral / metabolic disorder due to haploinsufficiency of the retinoic acid-induced 1 (RAI1) gene on chromosome 17p11.2 • Key aspects of the natural history parallels PWS • Behavioral complications more prominent • Highest unmet needs: aggressive behaviors, hyperphagia, body composition and sleep disturbances • SMS families have low QOL • There are no approved treatments • Prevalence is 1:15,000 - 1:25,000 | © 2017 Soleno Therapeutics 26

2017 Priorities / Milestones • 1Q17 – Closed merger transaction with Essentialis; completed concurrent $10M financing  • May 2017 – Name change to Soleno Therapeutics  • May 2017 – Complete FDA guidance meeting for DCCR  • August 2017 – Complete EMA Scientific Advice  • 2H17 – Initiate Phase III clinical study evaluating DCCR for the treatment of PWS • 2017 – Explore strategic alternatives for legacy marketed products and product candidates – Sale of Neoforce  • 2017 – Secure orphan drug designation for DCCR in additional indications and geographies | © 2017 Soleno Therapeutics 27

Financial Highlights 1 Does not include holdback shares of 900 thousand to be issued after 1 year and milestone shares of 4.6 million to be issued upon start of Phase III clinical trial Cash runway to value creating milestones (millions) 6/30/2017 Cash $7.5 Debt $0 Shares outstanding: Common 47.51 Fully-Diluted 65.41 | © 2017 Soleno Therapeutics 28

Investment Highlights | © 2017 Soleno Therapeutics 29 Capnia and Essentialis Merger Compelling product profile Addresses hallmark symptoms of PWS, including hyperphagia Phase III ready Established, decades-long safety profile Strong IP Financing concurrent with completed merger Adequate to advance DCCR into Phase III program Multiple downstream orphan indications Hypothalamic obesity, Smith- Magenis syndrome New Lead Asset DCCR Financed Through Key Milestones Longer-Term Pipeline Opportunities Strong Leadership Highly experienced management team Expertise in drug development for rare and orphan diseases Creating a rare disease therapeutics company Initial focus on PWS, a high unmet need indication with no approved treatments Merger completed